UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2013

CARDINAL ETHANOL, LLC
(Exact name of small business issuer as specified in its charter)

Indiana	000-53036	20-2327916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1554 N. County Road 600 E, Union City, IN	47390
(Address of principal executive offices)	(Zip Code)

(765)-964-3137
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On May 17, 2013, the Registrant posted its May 2013 newsletter on its website and sent the newsletter to its unit holders. The newsletter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On May 22, 2013, the Registrant posted its corrected May 2013 newsletter on its website and sent a letter to its unit holders. The newsletter is attached hereto as Exhibit 99.2 and the letter is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

This Report on Form 8-K is being furnished pursuant to Item 7.01 Regulation FD Disclosure. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(a)	None.

(b)	None.

(c)	None.

(d)	Exhibits

Exhibit No.            Description

99.1        Newsletter for Cardinal Ethanol, LLC dated May 2013.
99.2        Corrected Newsletter for Cardinal Ethanol, LLC dated May 2013.
99.3        Letter to Cardinal Ethanol, LLC Members dated May 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL ETHANOL, LLC

Date: May 22, 2013
Jeff Painter, Chief Executive Officer
(President and Principal Executive Officer)